Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – November
(formerly Innovator S&P 500 Buffer ETF™ – November)

Innovator U.S. Equity Power Buffer ETF™ – November
(formerly Innovator S&P 500 Power Buffer ETF™ – November)

Innovator U.S. Equity Ultra Buffer ETF™ – November
(formerly Innovator S&P 500 Ultra Buffer ETF™ – November)

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

October 22, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on October 31, 2021, and each Fund will commence a new outcome period that will begin on November 1, 2021 and end on October 31, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on November 1, 2021. Effective as of the commencement of the outcome period on November 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of October 21, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – November	BNOV	12.71% – 14.27% (11.92% – 13.48% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – November	PNOV	8.10% – 9.12% (7.31% – 8.33% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – November	UNOV	5.97% – 6.68% (5.18% – 5.89% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference